SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2002


                               IJOIN SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-26901              65-0869393
          --------                      -------              ----------
     (State or Other Jurisdiction       (Commission          (IRS Employer
     of Incorporation)                    File No.)          Identification No.)


   1307 S. Maple Grove, Boise, ID 83709, U.S.A.                   83709
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    (Address of Principal Executive Offices)                      (Zip Code)


                                  208-472-6095
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               Registrant's telephone number, including area code:


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

          On May 30, 2002, Grant Thornton LLP ("Grant Thornton") resigned as independent accountants for iJoin Systems, Inc. (the "Company"). The reports on the consolidated statements of the Company as of and for the year ended December 31, 2001 and for the period from inception (January 6, 2000) through December 31, 2000 (the "period") contained no adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles. Grant Thornton's report on the Company's 2001 and 2000 financial statements dated April 15, 2002 contained a modification expressing substantial doubt about the Company's ability to continue as a going concern. In connection with its audits for the fiscal year ended December 31, 2001 and the period ended December 31, 2000, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to such disagreements in their reports on the consolidated financial statements for such periods. During the periods indicated above, there were no "reportable events" as defined in Item 304 (a)(1)(iv) (B) of Regulation S-B.

          The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements. A copy of this letter is filed as an exhibit to this Form 8-K.

          The Company is currently in the process of engaging new independent accountants for the Company.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          1. Letter dated September 4, 2002, from Grant Thornton to Security and Exchange Commission.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 4, 2002               iJoin Systems, Inc.


                                        By: /s/ Andrei Ermakov
                                           ------------------------------
                                           Name:  Andrei Ermakov
                                           Title: Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1 Letter dated September 4, 2002 from Grant Thornton, LLP to the Securities and Exchange Commission.


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